UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2021

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.400% Cum Pref Share, Series B, $0.01 par value	PSAPrB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 5, 2021, Public Storage (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”). In connection with the Company entering into the Cooperation Agreement, (i) the Board of Trustees of the Company (the “Board”) appointed Michelle Millstone-Shroff and Rebecca Owen to the Board, effective immediately, with an initial term expiring at the 2021 Annual Meeting of Shareholders of the Company (the “2021 Annual Meeting”) and (ii) the Board established an advisory Long-Term Planning Committee (the “Committee”) heading into the Company’s upcoming Investor Day. The Committee will initially be composed of six members: Joseph D. Russell, Jr., the Committee’s chair and President and Chief Executive Officer of Public Storage, Leslie Heisz, Ms. Millstone-Shroff, Shankh Mitra, David Neithercut and Ms. Owen.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note and in Item 8.01 is incorporated herein by reference.

The Board has affirmatively determined that each of Ms. Millstone-Shroff and Ms. Owen is “independent” under the rules of the New York Stock Exchange and the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the time of filing of this Current Report on Form 8-K, the Board has not determined whether it will name Ms. Millstone-Shroff or Ms. Owen to other committee(s) of the Board and, if so, to which committee(s) Ms. Millstone-Shroff or Ms. Owen will be named.

Each of Ms. Millstone-Shroff and Ms. Owen will receive compensation consistent with that received by the Company’s other non-employee trustees. A description of the compensatory arrangements for non-employee trustees will be included in the Company’s proxy statement on Schedule 14A for the 2021 Annual Meeting, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the 2021 Annual Meeting.

In connection with this appointment, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with Ms. Millstone-Shroff and Ms. Owen similar to the indemnification agreement entered into with all other members of the Board, the form of which is filed as Exhibit 10.19 to the Company’s Form 10-K for the year ended December 31, 2016.

There are no arrangements or understandings between each of Ms. Millstone-Shroff and Ms. Owen and any other person pursuant to which Ms. Millstone-Shroff and Ms. Owen, as applicable, was appointed as a trustee other than with respect to the matters referred to in the Explanatory Note. There are no transactions in which each of Ms. Millstone-Shroff and Ms. Owen has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act at this time.

Also on January 5, 2021, the Company announced that Gary E. Pruitt will retire from the Board, effective immediately. The retirement of Mr. Pruitt was not due to any disagreements relating to matters concerning the Company’s operations, policies or practices and the Board is greatly appreciative of Mr. Pruitt’s many years of service and substantial contributions.

Item 8.01	Other Events.

The information set forth in the Explanatory Note is incorporated herein by reference.

The Cooperation Agreement provides that from the date of the Cooperation Agreement until the earlier of (x) December 31, 2021 and (y) the date that is 30 calendar days prior to the notice deadline under the Company’s organizational documents for the nomination of non-proxy access trustee candidates for election to the Board (the “Cooperation Period”), Elliott shall cause all of the common shares, $0.10 par value, of the Company (the “Company Common Shares”) that Elliott or any of its controlling or controlled affiliates, or affiliates under common control with it, has the right to vote (or direct the vote) as of the applicable record date to be voted: (i) in favor of each trustee nominated and recommended by the Board for election at the 2021 Annual Meeting or, if applicable, any other meeting of shareholders of the Company; (ii) against any shareholder nominations for trustee that are not approved and recommended by the Board for election; (iii) against any proposals or resolutions to remove any member of the Board; and (iv) in accordance with recommendations by the Board on all other proposals or business that may be the subject of shareholder action, subject to certain exceptions.

Elliott also agreed to standstill restrictions covering various conduct and activities, including with respect to third parties, during the Cooperation Period, the specifics of which are set forth in the Cooperation Agreement.    The standstill restrictions fall away under certain circumstances specified in the Cooperation Agreement.

The Cooperation Agreement also includes certain procedures regarding replacements for Ms. Millstone-Shroff and Ms. Owen during the Cooperation Period, various Committee-related items and a mutual non-disparagement covenant.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

On January 5, 2021, the Company issued a press release announcing advances to its board refreshment process, including the appointments of Ms. Millstone-Shroff and Ms. Owen to the Board, the formation of the Committee and the Company’s entry into the Cooperation Agreement with Elliott. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements which may be identified by the use of the words “expects,” “believes,” “anticipates,” “should,” “estimates” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2020 and in our other filings with the SEC including: general risks associated with the ownership and operation of real estate, including changes in demand, risk related to development, expansion and acquisition of self-storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in laws and regulations governing property tax, real estate and zoning; risks associated with downturns in the national and local economies in the markets in which we operate, including risks related to current economic conditions and the economic health of our customers; risks associated with the COVID Pandemic or similar events, including but not limited to illness or death of our employees or customers, negative impacts to the economic environment and to self-storage customers which could reduce the demand for self-storage or reduce our ability to collect rent, and/or potential regulatory actions to (i) close our facilities if we were determined not to be an “essential business” or for other reasons, (ii) limit our ability to increase rent or otherwise limit the rent we can charge or (iii) limit our ability to collect rent or evict delinquent tenants; risk that even after the initial restrictions due to the COVID Pandemic ease, they could be reinstituted in case of future waves of infection or if additional pandemics occur; risk that we could experience a change in the move-out patterns of our long-term customers due to economic uncertainty and the significant increase in unemployment in the last 30 days. This could lead to lower occupancies and rent “roll down” as long-term customers are replaced with new customers at lower rates. We observed such a trend during the recessionary circumstances of 2009; however, to date we have not seen any material change in the move-out patterns of long-term customers; risk of negative impacts on the cost and availability of debt and equity capital as a result of the COVID Pandemic, which could have a material impact upon our capital and growth plans; the impact of competition from new and existing self-storage and commercial facilities and other storage alternatives; the risk that our existing self-storage facilities may be at a disadvantage in competing with newly developed facilities with more visual and customer appeal; risk related to increased reliance on Google as a customer acquisition channel; difficulties in our ability to successfully evaluate, finance, integrate into our existing operations and manage properties that we acquire directly or through the acquisition of entities that own and operate self-storage facilities; risks associated with international operations including, but not limited to, unfavorable foreign currency rate fluctuations, changes in tax laws and local and global economic uncertainty that could adversely affect our earnings and cash flows; risks related to our participation in joint ventures; the impact of the legal and regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing environmental issues, taxes, our tenant reinsurance business, and labor, including risks related to the impact of new laws and regulations; risks of increased tax expense associated either with a possible failure by us to qualify as a REIT, or with challenges to the determination of taxable income for our taxable REIT subsidiaries; risks due to a November 2020 California ballot initiative (or other equivalent actions) that could remove the protections of Proposition 13 with respect to our real estate and result in substantial increases in our assessed values and property tax bills in California; changes in United States federal or state tax laws related to the taxation of REITs and other corporations; security breaches or a failure of our networks, systems or technology could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; risks associated with the self-insurance of certain business risks, including property and casualty insurance, employee health insurance and workers compensation liabilities; difficulties in raising capital at a reasonable cost; delays and cost overruns on our projects to develop new facilities or expand our existing facilities; ongoing litigation and other legal and regulatory actions which may divert management’s time and attention, require us to pay damages and expenses or restrict the operation of our business; and economic uncertainty due to the impact of war or terrorism. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. All of our forward-looking statements, including those in this Current Report on Form 8-K, are qualified in their entirety by this statement. We expressly disclaim any obligation to update publicly or otherwise revise any forward-looking statements, whether because of new information, new estimates, or other factors, events or circumstances after the date of these forward looking statements, except when expressly required by law. Given these risks and uncertainties, you should not rely on any forward-looking statements in this Current Report on Form 8-K, or which management may make orally or in writing from time to time, neither as predictions of future events nor guarantees of future performance.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Financial Statements and Exhibits

99.1	Cooperation Agreement by and among Public Storage, Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P., dated January 5, 2021.

99.2	Press Release issued by Public Storage dated January 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: January 5, 2021		Senior Vice President, Chief Legal Officer & Corporate Secretary